--------------------------------------------------------------------------------
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                         ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------
                                                               November 30, 1998









Dear Shareholders:

     Over the past twelve months, U.S. Treasury securities have experienced a strong rally, as investors sought a safe haven from global market turmoil and the Federal Reserve continued to cut interest rates. Other segments of the fixed income market have lagged behind Treasuries, but still produced positive returns since our last report. We anticipate that the Federal Reserve will remain prepared to combat any signs of a credit crunch through interest rate cuts, and given the unstable economic situation in Brazil, the Fed likely will retain a loosening bias.

     Despite previous worries of a second half slowdown in 1998, the U.S. economy continues to expand rapidly. Third quarter GDP registered a 3.3% annualized growth rate, supported by strong consumer spending. This momentum, however, may not continue as briskly into the new year, based on weaker corporate profits and a loosening of the labor markets. Already, major corporations have warned of slower profit growth and announced major layoffs.

     This report contains detailed market and portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio list of the portfolio's holdings. We thank you for your continued investment in the Trust and look forward to serving your investment needs in the future.



Sincerely,



/s/ LAURENCE D. FINK     /s/ RALPH L. SCHLOSSTEIN
--------------------     ------------------------


Laurence D. Fink         Ralph L. Schlosstein
Chairman                 President

                                                              November 30, 1998


Dear Shareholder:


     We are pleased to present the annual report for The BlackRock California Investment Quality Municipal Trust Inc. ("the Trust") for the fiscal year ended October 31, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "RAA". The Trust's investment objective is to provide high current income that is exempt from regular federal and California income taxes consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) municipal debt securities issued by local municipalities throughout California.

     The table below summarizes the changes in the Trust's stock price and net asset value over the past year:



                       ------------------------------------------------

                           10/31/98    10/31/97    CHANGE       HIGH          LOW
 STOCK PRICE             $ 16.125     $ 15.00    7.50%      $ 16.375     $ 14.875
 NET ASSET VALUE (NAV)   $ 15.49      $ 14.77    4.87%      $ 15.71      $ 14.73

THE FIXED INCOME MARKETS

     The first half of the Trust's fiscal year was characterized by the positive momentum and bull market trend that brought Treasury yields towards historic lows. The low Treasury yields were due to budget surplus projections as well as the Fed's decision to move from a tightening to a neutral policy. The positive economic momentum throughout the first half of the fiscal year was strengthened by unseasonably warm weather that led to increased consumer spending and job gains, and a less than expected impact on trade from the Asian financial crisis.

     GDP growth measured at a very strong 5% for the first quarter of 1998; however, signs of a slowdown became evident when economic data for April and May began to lag.

     The second half of the trust's fiscal year witnessed virtually unparalleled market turbulence. During the second quarter of 1998, GDP growth faltered to a 1.8% rate due to slower output and an increasing trade deficit created by a strong U.S. dollar. Although consumers continued their spending domestically, demand for U.S. goods abroad faltered, as the strong dollar and weakness overseas, especially Asia, drove prices for U.S. goods higher relative to foreign goods.

     In the Trust's final quarter, U.S. GDP growth rebounded to a 3.3% pace; however, the instability in global financial markets began to rattle investor confidence. The devaluation of the Russian ruble and the fear of a possible devaluation of the Brazilian currency caused a flight-to-quality to U.S. Treasuries. Spread sectors widened dramatically as a result of the sell-off. In addition, the global financial markets witnessed a credit crunch where even higher-grade securities were affected. This dramatic shift of investor sentiment culminated in the near collapse of a prominent hedge fund.

     The Treasury market rally pushed Treasury yields to historic levels below the 5% barrier. In response to the financial fragility in the third quarter 1998, the Fed eased interest rates on September 29, 1998 by 25bps and again on October 15, in an unusual between-meetings move. On November 17, the Fed eased interest rates again by 25bps.

     The municipal bond market, represented by the Lehman Municipal Bond Index, posted a total return of 8.03% for the 12 month period ended October 31, 1998, a taxable equivalent return of 11.52% for an individual in the 39.6% Federal Tax income bracket, outperforming the domestic taxable investment grade market (measured by the Lehman Aggregate Index), which returned 9.33%. Currently, municipal securities are at their most attractive valuation versus Treasuries in over a decade. The overwhelming factor that has driven municipals to this relationship has been enormous new issuance supply. In the first three quarters of 1998, new issue volume totaled $214 billion, a 37% increase over the same period last year. However, the rapid decline in Treasury interest rates has actually begun to reduce the pace of new issue volume, as savings associated with refunding deals become increasingly negligible due to a technical factor called "negative arbitrage". This reduction in supply when coupled with attractive valuations versus Treasuries sets the municipal market up with the opportunity for significant total return performance going forward.

     California's economic expansion continues, although there are indications that the pace is moderating. In 1998 non-farm employment grew faster than that of the nation and the State's unemployment rate continues to decrease monthly. Construction jobs continue to increase while existing; home sales and prices reached record levels and have since retrenched from the summer's peak. Uncertainties in the Asian economies are reflected in the Long Beach-Los Angeles port traffic where imports significantly exceed exports.

     The strong economic news has positively impacted the State's fiscal viability. In year-end (June) 1998, General Fund operations produced a $2.1 billion surplus which reflects the State's higher tax revenues. California's improved cash position is reflected in its reduced need for short-term borrowing.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, the Trust employs leverage at about 35% of total net assets to enhance its income by borrowing at short term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. Over the past twelve months, the Federal Reserve loosened monetary policy by lowering short term rates by 25bps in September, October and again in November to 4.75%. Typically, short term municipal rates (which determine the Trust's borrowing costs) are approximately 65% of Treasury rates. Accordingly the Trust's cost of leverage decreased as a result of the Fed's Action.

     The  main  portfolio  management  theme in the Trust over the past year has been to take advantage of narrowing credit spreads between higher and lower rated bonds. Historically, lower rated bonds yield significantly more than higher rated bonds to compensate the investor for taking on a higher probability of default. Over the past year, this yield advantage has narrowed to levels that we believe do not pay investors enough to purchase lower credits. The Trust's holdings currently emphasize high credit non-callable and callable premiums in the 10- to 15-year maturity range. Prevailing municipal market conditions do not reward investors for extending beyond this maturity range.

     The following charts compare the Trust's current and October 31, 1997 asset composition and credit quality allocations:

                               SECTOR BREAKDOWN
   SECTOR                OCTOBER 31, 1998   OCTOBER 31, 1997
  University                    20%                20%
  Transportation                20%                20%
  Lease                         12%                11%
  District                      10%                 9%
  Housing                        9%                10%
  Power                          9%                10%
  Industrial                     6%                 5%
  City, County & State           5%                 5%
  Water & Sewer                  5%                 5%
  Student Loans                  4%                 5%

  STANDARD & POOR'S/MOODY'S/FITCH'S
            CREDIT RATING            OCTOBER 31, 1998   OCTOBER 31, 1997
               AAA/Aaa                      49%                52%
                AA/Aa                       20%                21%
                 A/A                        21%                22%
               BBB/Baa                      10%                 5%


     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock California Investment Quality Municipal Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.



     Sincerely,


/s/ ROBERT KAPITO                      /s/ KEVIN KLINGERT
-----------------                      ------------------


Robert Kapito                          Kevin Klingert
Vice Chairman and Portfolio Manager    Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.   BlackRock Financial Management, Inc.



         THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
  Symbol on American Stock Exchange:                                RAA
  Initial Offering Date:                                      May 28, 1993
  Closing Stock Price as of 10/31/98:                         $ 16.125
  Net Asset Value as of 10/31/98:                             $ 15.49
  Yield on Closing Stock Price as of 10/31/98 ($16.125)1:        5.44%
  Current Monthly Distribution per Share2:                    $  0.073125
  Current Annualized Distribution per Share2:                 $  0.877500


1 Yield  on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2 The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1998
--------------------------------------------------------------------------------


               PRINCIPAL
   RATING*       AMOUNT
 (UNAUDITED)     (000)
============= ===========

 AAA             $1,000
 AAA              1,000
 A+                  40
 A+                 960

 AA-                910
 AA-              1,000

 AAA              1,000
 A                1,000
 AAA              1,000
 Baa              1,385
 AAA              1,000
 AA               1,150
 AAA              1,000
 AA               1,000
 BBB-             1,000
 AAA              1,000

 AAA              1,000
 AAA              1,000
 AAA              1,000

 AAA              1,000
 AAA              1,135
 AAA                370


 A1+                200







                                                                                                                 OPTION CALL
   RATING*                                                                                                       PROVISIONS+
 (UNAUDITED)                                            DESCRIPTION                                              (UNAUDITED)
============= ============================================================================================== ================
              LONG-TERM INVESTMENTS-145.0%
              California Educational Fac. Auth. Rev.,
 AAA           Santa Clara Univ., 5.00%, 9/01/15, MBIA .....................................................    9/06 at 102
 AAA           Student Loan Program, Ser. A, 6.00%, 3/01/16, MBIA ..........................................    3/07 at 102
 A+           California St. G.O., 5.75%, 3/01/19 ..........................................................    3/05 at 101
 A+           California St. G.O., 5.75%, 3/01/05++ ........................................................       N/A
              California St. Hsg. Fin. Agcy. Rev., Home Mtge.,
 AA-           Ser. B-1, 6.45%, 2/01/11 ....................................................................    8/04 at 102
 AA-           Ser. G, 7.20%, 8/01/14 ......................................................................    8/04 at 102
              California St. Pub. Wks. Brd. Lease Rev.,
 AAA           Dept. of Corrections, Ser. A, 6.875%, 11/01/04++ ............................................       N/A
 A             St. Univ. Proj., Ser. A, 6.10%, 10/01/06 ....................................................   10/04 at 102
 AAA           St. Univ. Proj., Ser. A, 6.40%, 12/01/02, AMBAC++ ...........................................       N/A
 Baa          Foothill / Eastern Trans. Agcy., Ser. A, Zero Coupon, 1/01/04 ................................   No Opt. Call
 AAA          Los Angeles Cnty., Special Tax, Ser. A, 5.50%, 9/01/14, FSA ..................................    9/07 at 102
 AA           Los Angeles Harbor Dept. Rev., Ser. B, 6.00%, 8/01/13 ........................................    8/06 at 101
 AAA          Los Angeles Met. Trans. Auth. Sales Tax Rev., 6.00%, 7/01/26, MBIA ...........................    7/06 at 101
 AA           Los Angeles Pub. Wks. Fin. Auth. Rev., Regl. Park & Open Space,
              Dist. A, 6.00%, 10/01/04++ ...................................................................       N/A
 BBB-         Sacramento Pwr. Auth., Cogeneration Proj. Rev., 6.50%, 7/01/09 ...............................    7/06 at 102
 AAA          San Diego Ind. Dev. Rev., Ser. A, 5.90%, 6/01/18, AMBAC ......................................    6/03 at 102
              San Francisco City & Cnty.,
 AAA           Arpt. Comn. Rev., Intl. Arpt., Ser. 6, 6.125%, 5/01/09, AMBAC ...............................    5/04 at 102
 AAA           Sewer Rev., Ser. A, 5.95%, 10/01/25, FGIC ...................................................   10/03 at 102
 AAA          Southern California Pub. Pwr. Auth. Transmission. Proj. Rev.,
              5.50%, 7/01/20, MBIA .........................................................................    7/02 at 100
              Univ. of California Rev.,
 AAA           Ser. D, 6.10%, 9/01/02++, MBIA ..............................................................       N/A
 AAA           Ser. B, 6.30%, 9/01/03++ ....................................................................       N/A
 AAA          West Basin Municipal Water Dist. Rev. C.O.P., Ser. A, 5.50%, 8/01/22, AMBAC ..................    8/07 at 101
              Total long-term investments (cost $20,184,598)................................................
              SHORT-TERM INVESTMENTS**-1.3%
 A1+          California Poll. Ctrl. Fin. Auth. Rev., Shell Oil Co. Proj., Ser. C, 3.45%, 11/02/98, FRDD
              (cost $200,000)...............................................................................
              TOTAL INVESTMENTS-146.3% (COST $20,384,598) ..................................................
              Other assets in excess of liabilities-1.8% ...................................................
              Liquidation value of preferred stock-(48.1) ..................................................
              NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS-100% ............................................



   RATING*         VALUE
 (UNAUDITED)      (NOTE 1)
============= ===============

 AAA           $  1,014,200
 AAA              1,069,390
 A+                  43,066
 A+               1,069,018

 AA-                966,256
 AA-              1,091,130

 AAA              1,179,350
 A                1,134,280
 AAA              1,122,510
 Baa              1,092,543
 AAA              1,082,740
 AA               1,287,551
 AAA              1,108,230
 AA
                  1,128,580
 BBB-             1,134,270
 AAA              1,079,250

 AAA              1,123,960
 AAA              1,084,470
 AAA
                  1,026,200

 AAA              1,105,980
 AAA              1,280,564
 AAA                391,353
               ------------
                 22,614,891
               ------------

 A1+
                    200,000
               ------------
                 22,814,891
                    280,308
                 (7,500,000)
               ------------
               $ 15,595,199
               ============

--------
 * Rating: using the higher of Standard & Poor's, Moody's or Fitch's rating.
** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 + Option call provisions: date (month/year) and prices of the earliest optional call on redemption. There may be other call provisions at varying prices at later dates.
++ This bond is prerefunded. See Glossary for definitions.


                                                                   KEY TO ABBREVIATIONS
  AMBAC    - American Municipal Bond Assurance Corporation   FSA    - Financial Security Assurance
  C.O.P.   - Certificate of Participation                    G.O.   - General Obligation Bond
  FGIC     - Financial Guaranty Insurance Company            MBIA   - Municipal Bond Insurance Association
  FRDD     - Floating Rate Daily Demand


                       See Notes to Financial Statements.
                                       5

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $20,384,598) (Note 1).........    $22,814,891
Interest receivable ......................................        305,975
                                                              -----------
                                                               23,120,866
                                                              -----------
LIABILITIES
Due to custodian .........................................         11,576
Advisory fee payable (Note 2) ............................          6,691
Dividends payable-preferred stock ........................          1,941
Administration fee payable (Note 2) ......................          1,912
Other accrued expenses ...................................          3,547
                                                              -----------
                                                                   25,667
                                                              -----------
NET INVESTMENT ASSETS ....................................    $23,095,199
                                                              ===========
Net investment assets were comprised of:
 Common stock:
  Par value (Note 4) .....................................    $    10,071
  Paid-in capital in excess of par .......................     13,897,103
 Preferred stock (Note 4) ................................      7,500,000
                                                              -----------
                                                               21,407,174
 Undistributed net investment income .....................         76,437
 Accumulated net realized loss ...........................       (818,705)
 Net unrealized appreciation .............................      2,430,293
                                                              -----------
Net investment assets, October 31, 1998 ..................    $23,095,199
                                                              ===========
Net assets applicable to common shareholders .............    $15,595,199
                                                              ===========
Net asset value per share:
  ($15,595,199 [div] 1,007,093 shares of common
  stock issued and outstanding) ..........................    $     15.49
                                                              ===========



--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
   Interest and discount earned ...........   $1,265,828
                                              ----------

Expenses
   Investment advisory ....................       79,422
   Reports to shareholders ................       24,000
   Administration .........................       22,692
   Auction agent ..........................       19,000
   Directors ..............................       12,000
   Legal ..................................       10,000
   Transfer agent .........................        9,500
   Audit ..................................        8,000
   Custodian ..............................        3,000
   Miscellaneous ..........................       19,885
                                              ----------
   Total expenses .........................      207,499
                                              ----------
Net investment income .....................    1,058,329
                                              ----------

UNREALIZED GAIN
   ON INVESTMENTS (NOTE 3)
Net change in unrealized appreciation on
 investments ..............................      791,797
                                              ----------

NET INCREASE IN NET INVESTMENT
 ASSETS RESULTING FROM OPERATIONS .........   $1,850,126
                                              ==========

See Notes to Financial Statements.
                                       6

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED OCTOBER 31,
                                                                                  --------------------------------
                                                                                        1998             1997
INCREASE (DECREASE) IN INVESTMENT ASSETS                                          ---------------   --------------
Operations:
 Net investment income ........................................................    $  1,058,329      $  1,080,949
 Net realized gain on investments .............................................              --             1,100
 Net change in unrealized appreciation on investments .........................         791,797           618,624
                                                                                   ------------      ------------
 Net increase in net investment assets resulting from operations ..............       1,850,126         1,700,673
Dividends and distributions:
 To common shareholders from net investment income ............................        (883,641)         (876,796)
 To preferred shareholders from net investment income .........................        (244,760)         (245,735)
 To common shareholders in excess of net realized gains on investments ........              --              (564)
 To preferred shareholders in excess of net realized gains on investments .....              --              (186)
                                                                                   ------------      ------------
 Total dividends and distributions ............................................      (1,128,401)       (1,123,281)
                                                                                   ------------      ------------
  Total increase ..............................................................         721,725           577,392
NET INVESTMENT ASSETS
Beginning of year .............................................................      22,373,474        21,796,082
                                                                                   ------------      ------------
End of year ...................................................................    $ 23,095,199      $ 22,373,474
                                                                                   ============      ============


                       See Notes to Financial Statements.
                                       7

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      YEAR ENDED OCTOBER 31,
                                                                    --------------------------
                                                                         1998         1997
PER SHARE OPERATING PERFORMANCE:                                    ------------- ------------
Net asset value, beginning of year ................................   $  14.77      $  14.20
                                                                      --------      --------
 Net investment income ............................................       1.05          1.07
 Net realized and unrealized gain (loss) on investments ...........        .79           .61
                                                                      --------      --------
Net increase (decrease) from investment operations ................       1.84          1.68
                                                                      --------      --------
Dividends and Distributions:
 Dividends from net investment income to:
   Common shareholders ............................................       (.88)         (.87)
   Preferred shareholders .........................................       (.24)         (.24)
Distributions from capital gains to:
   Common shareholders ............................................         --            --
  Preferred shareholders ..........................................         --            --
Distributions in excess of net realized gains
 on investments to:
  Common shareholders .............................................         --            **
  Preferred shareholders ..........................................         --            **
                                                                      ---------     ---------
 Total dividends and distributions ................................      (1.12)        (1.11)
                                                                      ---------     --------
Capital charge with respect to issuance of
 common and preferred stock .......................................         --            --
                                                                      ---------     --------
Net asset value, end of year* .....................................   $  15.49      $  14.77
                                                                      =========     ========
Per share market value, end of year* ..............................   $  16.125     $  15.00
                                                                      =========     ========
TOTAL INVESTMENT RETURN+: ........................................      13.70  %      17.98%
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS++:
Expenses ..........................................................       1.36  %       1.32%
Net investment income before preferred stock dividends ............       6.93  %       7.48%
Preferred stock dividends .........................................       1.60  %       1.70%
Net investment income available to common shareholders ............       5.33  %       5.78%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ..........   $  15,265     $ 14,445
Portfolio turnover rate ...........................................           0%          28%
Net assets of common shareholders, end of year (in thousands) .....   $  15,595     $ 14,873
Asset coverage per share of preferred stock, end of year## ........   $  76,990     $ 74,583
Preferred stock outstanding (in thousands) ........................   $   7,500     $  7,500



                                                                             YEAR ENDED OCTOBER 31,
                                                                    ----------------------------------------
                                                                        1996         1995           1994
PER SHARE OPERATING PERFORMANCE:                                    ----------- -------------- -------------
Net asset value, beginning of year ................................  $ 13.85      $   11.74      $  14.73
                                                                     --------     ---------      --------
 Net investment income ............................................     1.08           1.05          1.04
 Net realized and unrealized gain (loss) on investments ...........      .33           2.12         (3.01)
                                                                     --------     ---------      --------
Net increase (decrease) from investment operations ................     1.41           3.17         (1.97)
                                                                     --------     ---------      --------
Dividends and Distributions:
 Dividends from net investment income to:
   Common shareholders ............................................     (.80)          (.79)         (.79)
   Preferred shareholders .........................................     (.25)          (.27)         (.18)
Distributions from capital gains to:
   Common shareholders ............................................       --             --          (.03)
  Preferred shareholders ..........................................       --             --          (.01)
Distributions in excess of net realized gains
 on investments to:
  Common shareholders .............................................      (.01)           --            --
  Preferred shareholders ..........................................        **            --            --
                                                                     ---------    ----------     --------
 Total dividends and distributions ................................     (1.06)         (1.06)       (1.01)
                                                                     --------     ----------     --------
Capital charge with respect to issuance of
 common and preferred stock .......................................        --             --         (.01)
                                                                     --------     ----------     --------
Net asset value, end of year* .....................................  $  14.20     $    13.85     $   11.74
                                                                     ========     ==========     ========
Per share market value, end of year* ..............................  $  13.50     $   12.625     $ 10.625
                                                                     ========     ==========     ========
TOTAL INVESTMENT RETURN+: .........................................     13.80%         26.86%      (18.85%)
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS++:
Expenses ..........................................................      1.42%          1.52%       1.25%
Net investment income before preferred stock dividends ............      7.78%          8.24%       7.81%
Preferred stock dividends .........................................      1.82%          2.09%       1.36%
Net investment income available to common shareholders ............      5.96%          6.15%       6.45%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ..........  $ 13,996     $   12,892    $  13,362
Portfolio turnover rate ...........................................        72%           149%         184%
Net assets of common shareholders, end of year (in thousands) .....  $ 14,296     $   13,946    $  11,826
Asset coverage per share of preferred stock, end of year## ........  $ 72,654     $   71,485    $ 128,837
Preferred stock outstanding (in thousands) ........................  $  7,500     $    7,500    $   7,500

----------
 * Net asset value and market value are published in The Wall Street Journal each Monday.
** Actual amount paid for the year ended October 31, 1997 to common shareholders was $0.00056 per share and to preferred shareholders was $0.00018 per common share. Actual amount paid to preferred shareholders for the year ended October 31, 1996 was $0.0048 per common share.
## A stock split occurred on July 24, 1995 (Note 4).
 + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions.
++ Ratios are calculated on the basis of income, expenses and preferred stock dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratio to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common stock.


                       See Notes to Financial Statements.
                                       8

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

      The BlackRock  California  Investment  Quality  Municipal  Trust Inc. (the
"Trust") was organized in Maryland on April 12, 1993 as a non-diversified closed-end management investment company. The Trust's investment objective is to manage a diversified portfolio of high quality securities while providing high current income exempt from regular federal and California state income taxes consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or, by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

      Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discounts or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: For federal income tax purposes, the Trust is treated as a separate taxpaying entity. It is the intent of the Trust to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

DEFERRED ORGANIZATION EXPENSES: A total of $16,000 was incurred in connection with the organization of the Trust. These costs were deferred and have been amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

      The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc., (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

      The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE  3. PORTFOLIO SECURITIES

      There were no purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1998.


      The federal income tax basis of the Trust's investments at October 31, 1998 was substantially the same as the basis for financial reporting purposes and, accordingly, net and gross unrealized appreciation was $2,430,293.


      For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1998 of approximately $816,000 which will expire in 2002. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL

      There are 200 million shares of $.01 par value common stock authorized. Of the 1,007,093 shares outstanding at October 31, 1998, the Adviser owned 7,093 shares. As of October 31, 1998 there were 300 shares of Preferred Stock Series W7 outstanding.


      The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On July 29, 1993 the Trust reclassified 150 shares of common stock and issued a series of Auction Market Preferred Stock ("Preferred Stock") Series W7. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.


      Dividends on Series W7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 3.00% to 3.76% during the year ended October 31, 1998.

      The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

      The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE  5. DIVIDENDS

      Subsequent to October 31, 1998, the Board of Directors of the Trust declared a dividend from undistributed earnings of $.073125 per common share payable November 30, 1998 to shareholders of record on November 16, 1998.


      For the period November 1, 1998 to November 30, 1998, dividends declared on Preferred Stock totalled $18,453 in aggregate for the outstanding Preferred Stock.

--------------------------------------------------------------------------------
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
The BlackRock California Investment Quality Municipal Trust Inc.:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock California Investment Quality Municipal Trust Inc. as of October 31, 1998 and the related statements of operations for the year then ended and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock California Investment Quality Municipal Trust Inc. at October 31, 1998, and the results of its operations, the changes in its net investment assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



[GRAPHIC OMITTED]



Deloitte & Touche LLP
New York, New York
December 11, 1998

--------------------------------------------------------------------------------
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                TAX INFORMATION
--------------------------------------------------------------------------------
     We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end (October 31, 1998) as to the federal tax status of dividends you received during such fiscal year. Accordingly, during the year the Trust paid Federal tax-exempt dividends of $0.88 per share to common shareholders and $815.87 per share to preferred shareholders.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan unless an election is made to receive such amounts in cash. The Plan Agent will effect purchases of shares under the Plan in the open market. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Transfer Agent, as dividend disbursing agent.


     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.


     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust shares.


     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.


     Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. The Plan may be terminated by the Plan Agent or the Trust upon at least 30 days written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incure costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it expects to have fully tested its systems for Year 2000 compliance by December 31, 1998. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

     The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it intends to communicate with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, however, the Adviser has not received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

     The Trust is designating this disclosure as its Year 2000 readiness disclosure for all purposes under the Year 2000 Information and Readiness
Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

--------------------------------------------------------------------------------
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------
THE TRUST'S INVESTMENT OBJECTIVE

The   BlackRock  California  Investment  Quality  Municipal  Trust's  investment objective is to provide high current income exempt from regular Federal and California income tax consistent with the preservation of capital.


WHO MANAGES THE TRUST?

BlackRock   Financial   Management,  Inc.  ("BlackRock")  is  an  SEC-registered
investment adviser. BlackRock and its affiliates currently manage over $122 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of equity and bond funds. Current institutional clients number 410, domiciled in the United States and overseas.


WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's and "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Adviser. The Trust intends to invest substantially all of the assets in a portfolio of investment grade California Municipal Obligations, which include debt obligations issued by or on behalf of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from regular Federal and California income tax. California Municipal Obligations are issued to obtain funds for various public functions, including the construction of public facilities, the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities.


WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in investment grade California Municipal Obligations. The Adviser actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Adviser may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to emphasize investments in California Municipal Obligations with long-term maturities and expects to maintain an average portfolio maturity of 15-20 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. The Trust issued preferred stock to leverage the portfolio at approximately 35% of total assets. See "Leverage Considerations in the Trust" below.


HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The
Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The
Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the Trust. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST


THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular Federal and California income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: RAA) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:         Investment  vehicle  which  initially  offers  a  fixed
                         number of shares  and trades on a stock  exchange.  The
                         fund invests in a portfolio of securities in accordance
                         with its stated investment objectives and policies.

DISCOUNT:                When a fund's net asset value is greater than its stock
                         price the fund is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed  to  shareholders  after the  deduction  of
                         expenses.  This Trust  declares  and pays  dividends to
                         common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:   Shareholders  may have all dividends and  distributions
                         of  capital   gains   automatically   reinvested   into
                         additional shares of the Trust.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market.  For a  closed-end  fund,  this is the price at
                         which  one  share  of the  fund  trades  on  the  stock
                         exchange.  If you were to buy or sell shares, you would
                         pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities  and other  assets  held by the Trust,  plus
                         income   accrued   on  its   investments,   minus   any
                         liabilities including accrued expenses,  divided by the
                         total  number  of   outstanding   shares.   It  is  the
                         underlying  value of a single share on a given day. Net
                         asset  value for the  Trust is  calculated  weekly  and
                         published  in  BARRON'S  on  Saturday  and THE NEW YORK
                         TIMES or THE WALL STREET JOURNAL each Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:       These securities are collateralized by U.S.  Government
                         securities which are held in escrow and are used to pay
                         principal  and  interest  on the tax  exempt  issue and
                         retire  the  bond  in  full  at  the  date   indicated,
                         typically at a premium to par.


--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                          SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------
TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                 STOCK      MATURITY
                                                                SYMBOL        DATE
PERPETUAL TRUSTS                                              ----------   ---------
The BlackRock Income Trust Inc.                                   BKT         N/A
The BlackRock North American Government Income Trust Inc.         BNA         N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                                BBT        12/98
The BlackRock 1999 Term Trust Inc.                                BNN        12/99
The BlackRock Target Term Trust Inc.                              BTT        12/00
The BlackRock 2001 Term Trust Inc.                                BLK        06/01
The BlackRock Strategic Term Trust Inc.                           BGT        12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT        12/04
The BlackRock Advantage Term Trust Inc.                           BAT        12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT        12/09

TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                       STOCK      MATURITY
                                                                       SYMBOL       DATE
PERPETUAL TRUSTS                                                     ---------   ---------
The BlackRock Investment Quality Municipal Trust Inc.                   BKN         N/A
The BlackRock California Investment Quality Municipal Trust Inc.        RAA         N/A
The BlackRock Florida Investment Quality Municipal Trust                RFA         N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.        RNJ         N/A
The BlackRock New York Investment Quality Municipal Trust Inc.          RNY         N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                          BMN        12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                    BRM        12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.         BFC        12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                 BRF        12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.           BLN        12/08
The BlackRock Insured Municipal Term Trust Inc.                         BMT        12/10

IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT (800) 227-7BFM (7236)
                    OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                  AN OVERVIEW
--------------------------------------------------------------------------------
     BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $122 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 410, domiciled in the United States and overseas.

     BlackRock's  fixed  income  product  was  introduced  in  1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.
















                     IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

                                    BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein


OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY


INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM


ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077


CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM


AUCTION AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006


INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434


LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                      THE BLACKROCK CALIFORNIA INVESTMENT
                          QUALITY MUNICIPAL TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                              100 Mulberry Street
                             Newark, NJ 07102-4077
                                 (800) 227-7BFM


--------------------------------------------------------------------------------
THE BLACKROCK
CALIFORNIA
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
ANNUAL REPORT
OCTOBER 31, 1998


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